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                                                                   Exhibit 23.4

PRICE WATERHOUSE

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-17459) of Astea International Inc. of our report dated June 20, 1996 relating to the consolidated financial statements of E.L.G. Data AB which appears in Form 8-K/A (Amendment No. 1 to Form 8-K dated as of July 12, 1996) of Astea International Inc. dated September 11, 1996.

                                       PRICE WATERHOUSE


Stockholm December 16, 1996